UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund
 (exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1, 2017 – June 30, 2017

Item 1.  Report of Shareholders.

LIBERTY ALL-STAR® EQUITY FUND

Semi-Annual Report | June 30, 2017

USA

Contents
1	President’s Letter
4	Table of Distributions and Rights Offerings
5	Top 20 Holdings and Economic Sectors
6	Major Stock Changes in the Quarter
7	Investment Managers/Portfolio Characteristics
8	Manager Interview
10	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
32	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of growth and value stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2017

Stocks continued to gain ground in the second quarter, as positive economic news outweighed concerns that the protracted bull market may justify investors thinking about “tapping the brakes.” On balance, however, strong employment data, good corporate earnings reports and positive consumer sentiment outweighed mediocre GDP growth, continued weakness in energy markets and another bump in short-term interest rates by the Federal Reserve.

For the second quarter, the S&P 500® Index returned 3.09 percent, the widely-followed Dow Jones Industrial Average (DJIA) gained 3.95 percent and the technology-focused NASDAQ Composite Index advanced 4.16 percent. While none produced returns as strong as those of the first quarter, they nevertheless cemented a rewarding half-year for investors. For the first six months, the S&P 500 returned 9.34 percent, the DJIA returned 9.35 percent and the NASDAQ Composite returned 14.71 percent. Growth style stocks continued to outperform their value counterparts across all capitalization ranges for the quarter and the half.

Pushed and pulled by countervailing forces, stocks in the second quarter eased off slightly from the very positive momentum they gathered in the wake of the presidential election and strong first quarter. In April, it was reported that GDP rose at a meager 0.7 percent annual pace in the first three months of the year, down from 2.1 percent and 3.5 percent in the second half of 2016. While the rate was later revised to an increase of 1.4 percent, it continued the trend over recent years of weak first quarter GDP growth. In May, President Trump’s dismissal of FBI Director James Comey roiled markets, with the DJIA experiencing its worst day in eight months (May 17, a decline of 372.82 points). In a widely-anticipated move in mid-June, the Federal Reserve increased the fed funds rate by 25 basis points, taking it to 1.25 percent, and hinted that it may begin shrinking its $4.5 trillion portfolio later this year—both actions potentially having the effect of putting upward pressure on interest rates. In latter June energy stocks were impacted as oil tumbled to its lowest price since mid-November. In addition, a sell-off hit the technology sector, which some investors viewed as overvalued after a protracted run-up.

Whatever negative factors emerged to temper market momentum during the second quarter were more than offset by positive news. None was stronger than the U.S. employment picture, as job gains continued throughout the period. In April, the unemployment rate fell to its lowest level in nearly a decade, only to fall further, to 4.3 percent, in May. (In early July, after the quarter ended, the June employment report showed a monthly increase of 222,000 jobs.) Corporate earnings reports were another source of positive sentiment, as many reports exceeded analysts’ expectations. While geopolitical tensions—mainly North Korea’s missile launches—were the source of some concern, the election of Emmanuel Macron as president of France was welcomed as a stabilizing influence on the continent. While the lower oil price hurt energy companies, it helped consumers to spend less to fuel their vehicles and heat their homes. Household finances in general continued to improve amid the strong labor market and gradually rising wages. These factors helped buoy consumer sentiment, as it rose to its highest level in 13 years, according to The Wall Street Journal.

Liberty All-Star® Equity Fund
Liberty All-Star® Equity Fund posted another highly positive quarter along with an equally strong first half. For the quarter, the Fund returned 3.91 percent with shares valued at net asset value (NAV) with dividends reinvested and 6.07 percent with shares valued at market price with dividends reinvested. For the full first half, the Fund returned 11.40 percent with shares valued at NAV with dividends reinvested and 14.88 percent with shares valued at market price with dividends reinvested. By comparison, the Lipper Large-Cap Core Mutual Fund Average returned 3.00 percent for the quarter and 8.72 percent for the first half. The Fund’s performance for the first half ranked it in the top 9 percent of funds in the Lipper universe. The Fund also outperformed the S&P 500® and the DJIA but trailed the NASDAQ Composite through the first six months.

Semi-Annual Report (Unaudited) | June 30, 2017	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund shares valued at market price were helped in the second quarter by a modest narrowing of the discount at which Fund shares trade relative to NAV; during the period, Fund shares traded in a discount range of -13.1 percent to -15.3 percent relative to their underlying NAV.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.13 per share in the second quarter. As shareholders may recall, the Fund's distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $25.91 per share for a total of more than $2.7 billion since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

As is customary in our semi-annual reports, this report includes a brief question-and-answer interview with one of the Fund’s five managers, Ty Nutt, Senior Vice President and Senior Portfolio Manager of Macquarie Investment Management. We urge shareholders to read the interview for insights into this value style manager’s investment process as well as thoughts about the current market environment.

We continue to be gratified with the Fund’s performance—not only through the second quarter and first half, but also for the past year, during which time the Fund has outperformed both its Lipper benchmark and the S&P 500®. As is always true, past performance is no guarantee of future results. We will, however, assure shareholders that we will continue to focus on those things we can control—ongoing dedication to the Fund’s philosophy, strategy and objectives and hiring and monitoring institutional-quality investment managers to provide shareholders with a core equity holding for the long term.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2017 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2017)
Net Asset Value (NAV)	$6.52
Market Price	$5.66
Discount	-13.2%

	Quarter	Year-to-Date
Distributions*	$0.13	$0.26
Market Price Trading Range	$5.41 to $5.68	$5.17 to $5.68
Premium/(Discount) Range	-13.1% to -15.3%	-13.1% to -15.3%
Performance (Periods ended June 30, 2017)
Shares Valued at NAV with Dividends Reinvested	3.91%	11.40%
Shares Valued at Market Price with Dividends Reinvested	6.07%	14.88%
Dow Jones Industrial Average	3.95%	9.35%
Lipper Large-Cap Core Mutual Fund Average	3.00%	8.72%
NASDAQ Composite Index	4.16%	14.71%
S&P 500® Index	3.09%	9.34%

*
Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2017.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 32.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2017	3

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offering

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017
1st Quarter	0.13
2nd Quarter	0.13
Total	$24.73

[1]
The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2017 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc., Class C	2.16%
Facebook, Inc., Class A	2.04
Visa, Inc., Class A	1.90
Salesforce.com, Inc.	1.78
Amazon.com, Inc.	1.77
Mondelez International, Inc., Class A	1.76
Adobe Systems, Inc.	1.62
The Priceline Group, Inc.	1.56
Oracle Corp.	1.39
Starbucks Corp.	1.37
Chubb, Ltd.	1.34
Bank of America Corp.	1.31
Equinix, Inc.	1.30
Lowe's Companies, Inc.	1.25
State Street Corp.	1.23
American Tower Corp.	1.05
PayPal Holdings, Inc.	1.02
Express Scripts Holding Co.	0.98
Intel Corp.	0.98
Celgene Corp.	0.98
28.79%

Economic Sectors*	Percent of Net Assets
Information Technology	23.16%
Financials	17.06
Health Care	15.71
Consumer Discretionary	11.47
Energy	7.72
Consumer Staples	7.72
Industrials	6.04
Materials	3.26
Real Estate	2.96
Utilities	1.28
Telecommunication Services	1.05
Other Net Assets	2.57
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2017	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2017.

	Shares
Security Name	Purchases (Sales)	Held as of 6/30/17
Purchases
Autodesk, Inc.	72,713	72,713
Express Scripts Holding Co.	93,604	190,404
J.B. Hunt Transport Services, Inc.	87,626	87,626
The Kroger Co.	200,600	200,600

Sales
Apple, Inc.	(71,115)	0
Colgate-Palmolive Co.	(102,923)	0
Mobileye NV	(157,251)	0
Whole Foods Market, Inc.	(175,966)	59,328

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi‐managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2017 (Unaudited)

Investment Style Spectrum
Value	Growth

	PZENA	MACQUARIE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	41	33	42	29	32	152*	505
Percent of Holdings in Top 10	35%	33%	32%	41%	52%	18%	19%
Weighted Average Market Capitalization (billions)	$90	$90	$87	$110	$141	$104	$167
Average Five‐Year Earnings Per Share Growth	9%	8%	12%	12%	16%	11%	11%
Dividend Yield	2.3%	2.6%	1.8%	1.0%	0.6%	1.6%	2.0%
Price/Earnings Ratio**	17x	20x	23x	35x	41x	24x	22x
Price/Book Value Ratio	1.9x	2.6x	2.9x	5.8x	5.0x	3.2x	3.3x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2017	7

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

D. Tyson Nutt, Jr. Senior Vice President and Senior Portfolio Manager, Team Leader Macquarie Investment Management

MACQUARIE SEEKS TO BENEFIT FROM GAPS CREATED BY OVERLY OPTIMISTIC OR PESSIMISTIC INVESTOR PERCEPTIONS

Value style manager Macquarie Investment Management uses a research-intensive approach to identify companies that it believes are undervalued as indicated by multiple factors, including earnings and cash flow potential or the assets of the company. Macquarie seeks to buy companies at times of pessimism and sell at times of optimism. We recently had the opportunity to talk with Senior Vice President and Senior Portfolio Manager Ty Nutt. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

As this is your first “solo” Q&A for the Fund (having participated in the 2016 Annual Report Manager Roundtable), please tell us about Delaware Investments, particularly the recent name change to Macquarie Investment Management.

Macquarie Investment Management (MIM) has more than 85 years of investment management experience. The Macquarie Group developed MIM in 1985, establishing the organization’s capabilities in investment management in Australia. Through Delaware Investments, the firm traces its roots in the U.S. to 1929, including our first fund launch in 1938 and later the pioneering of a number of investment strategies. Today, the firm offers a comprehensive set of asset management capabilities globally, across all major asset classes, and in a broad range of market capitalizations and investment styles.

On March 31, 2017, Delaware Investments adopted the name of its parent and became Macquarie Investment Management to reflect the firm’s global investment capabilities. MIM’s headquarters will remain in Philadelphia. Additionally, our product offerings, along with our investment capabilities and each team’s respective philosophies and processes, will remain in place as part of this name change.

Please give us a brief overview of your team’s investment philosophy and process.

We believe stock prices are influenced by human emotion and crowd psychology. We seek to capitalize on gaps between estimated intrinsic value and price, buying at times of pessimism and selling at times of optimism. We develop relatively concentrated, equal‐weighted portfolios that reflect our conviction. By acting independently, thinking rationally and applying a disciplined process, we believe we can take advantage of mean reversion1 to deliver performance over a full market cycle.

“We seek to capitalize on gaps between estimated intrinsic value and price, buying at times of pessimism and selling at times of optimism.”

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Our investment process emphasizes in‐depth company research and a macroeconomic overlay to arrive at sector weighting decisions. We use a proprietary opportunity screen to reduce our investment universe to a manageable set of statistically inexpensive stocks. Their pricing reflects basic measures of undervaluation and quality. This is a team‐managed strategy—we make all buy, sell and sector weighting decisions through a consensus‐building process that leads to a vote by the team’s four portfolio managers.

“Inflated expectations—where unattainable earnings projections get priced into a narrow subset of growth stocks—could bring about a change in leadership that favors the value style.”

Turning to the current market environment, investors have been favoring growth style stocks over value issues. To what do your attribute this? And what’s the catalyst that may spur a reversal?

Growth has tended to outperform value in the latter stages of economic expansions, which is where we are in all likelihood, eight years since the end of the last recession. The current expansion, at 96 months, is the third longest in U.S. history, based on data from the National Bureau of Economic Research. Maturing expansions are often accompanied by slower rates of revenue and earnings growth. When this happens, investors generally turn toward stocks with growth characteristics. With slower rates of economic growth now affecting much of the world, the trends favoring growth stocks could continue. However, inflated expectations—where unattainable earnings projections get priced into a narrow subset of growth stocks—could bring about a change in leadership that favors the value style. So could unsustainably high stock market valuation levels or a reversal in any number of established trends, such as low interest rates or low inflation expectations.

What are two stocks currently in the portion of the Liberty All‐Star Equity Fund that you manage that exemplify the Macquarie approach to investing? Please name a longtime holding and a recent addition.

Archer‐Daniels‐Midland (ADM), a world leader in processing and transporting agricultural commodities, is a long‐term holding. At time of initial purchase, investor sentiment toward ADM was generally negative because of concerns about the sustainability of results in its grain processing businesses. More recently, low grain prices have put pressure on the company’s revenues and margins. We believe the outlook for ADM is promising, as it stands to benefit from increasing global food demand and the shift in developing economies toward more protein‐rich diets.

A recent addition is Oracle Corporation, a leading enterprise software company. The migration to cloud computing is fundamentally changing the enterprise software business and Oracle was slow to embrace this transition. As a result, Oracle’s shares stagnated and underperformed its peer group. In our view, Oracle’s valuation, balance sheet attributes and cash flow dynamics are attractive, and the company’s competitive position is stronger than the market is giving it credit for.

Many thanks for informing Fund shareholders about Macquarie Investment Management.

[1]
“Mean reversion” refers to the investment hypothesis that stock prices (and returns) eventually move to their longer-term mean, or average. Stocks with prices above their long-term average may be expected to decline, while those with prices below their long-term average may be expected to rise.

Semi-Annual Report (Unaudited) | June 30, 2017	9

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.43%)
CONSUMER DISCRETIONARY (11.47%)
Automobiles (0.49%)
Ford Motor Co.	546,076	$6,110,591

Hotels, Restaurants & Leisure (2.35%)
Chipotle Mexican Grill, Inc.(a)(b)	18,409	7,659,985
Hilton Worldwide Holdings, Inc.(a)	74,166	4,587,167
Starbucks Corp.	291,440	16,993,866
		29,241,018
Household Durables (0.53%)
Lennar Corp., Class A	125,000	6,665,000

Internet & Direct Marketing Retail (3.33%)
Amazon.com, Inc.(b)	22,757	22,028,776
The Priceline Group, Inc.(b)	10,350	19,359,882
		41,388,658
Media (1.47%)
The Interpublic Group of Cos., Inc.	128,075	3,150,645
News Corp., Class A	305,600	4,186,720
Omnicom Group, Inc.	87,742	7,273,812
Time Warner, Inc.	36,213	3,636,147
		18,247,324
Specialty Retail (2.36%)
The Home Depot, Inc.	55,600	8,529,040
Lowe's Companies., Inc.	199,948	15,501,969
Staples, Inc.	524,632	5,283,044
		29,314,053
Textiles, Apparel & Luxury Goods (0.94%)
NIKE, Inc., Class B	197,396	11,646,364

CONSUMER STAPLES (7.72%)
Beverages (0.89%)
The Coca-Cola Co.	113,700	5,099,445
Monster Beverage Corp.(b)	120,500	5,986,440
		11,085,885
Food & Staples Retailing (3.10%)
Costco Wholesale Corp.	41,675	6,665,083
CVS Health Corp.	146,345	11,774,918
The Kroger Co.	200,600	4,677,992
Walgreens Boots Alliance, Inc.	83,100	6,507,561
Wal‐Mart Stores, Inc.	84,200	6,372,256

See Notes to Schedule of Investments and Financial Statements.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Whole Foods Market, Inc.	59,328	$2,498,302
		38,496,112
Food Products (3.17%)
Archer‐Daniels‐Midland Co.	256,600	10,618,108
The Kraft Heinz Co.	80,400	6,885,456
Mondelez International, Inc., Class A	507,578	21,922,294
		39,425,858
Personal Products (0.56%)
Unilever NV	126,100	6,969,547

ENERGY (7.72%)
Energy Equipment & Services (1.91%)
Core Laboratories NV(a)	68,945	6,982,060
Halliburton Co.	226,800	9,686,628
Schlumberger Ltd.	107,592	7,083,858
		23,752,546
Oil, Gas & Consumable Fuels (5.81%)
BP PLC(c)	126,501	4,383,260
Cenovus Energy, Inc.	496,089	3,656,176
Chevron Corp.	64,200	6,697,986
Concho Resources, Inc.(b)	28,304	3,439,785
ConocoPhillips	147,700	6,492,892
EQT Corp.	74,800	4,382,532
Exxon Mobil Corp.	103,502	8,355,716
Marathon Oil Corp.	494,310	5,857,574
Murphy Oil Corp.	143,075	3,667,012
Occidental Petroleum Corp.	104,800	6,274,376
Phillips 66	74,500	6,160,405
Pioneer Natural Resources Co.	28,600	4,563,988
Royal Dutch Shell PLC, Class A(c)	156,576	8,328,277
		72,259,979
FINANCIALS (17.06%)
Banks (6.42%)
Banco Bilbao Vizcaya Argentaria SA(c)	850,768	7,112,421
Bank of America Corp.	672,041	16,303,715
BB&T Corp.	151,000	6,856,910
BOK Financial Corp.	44,400	3,735,372
Citigroup, Inc.	146,006	9,764,881
Cullen/Frost Bankers, Inc.	38,000	3,568,580
First Republic Bank	49,000	4,904,900
JPMorgan Chase & Co.	130,783	11,953,566
M&T Bank Corp.	33,000	5,344,350

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	11

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc.(c)	650,000	$4,387,500
Regions Financial Corp.	400,825	5,868,078
		79,800,273
Capital Markets (5.41%)
Ameriprise Financial, Inc.	52,000	6,619,080
Bank of New York Mellon Corp.	154,800	7,897,896
The Charles Schwab Corp.	155,400	6,675,984
Franklin Resources, Inc.	168,889	7,564,539
The Goldman Sachs Group, Inc.	35,709	7,923,827
Morgan Stanley	174,645	7,782,181
S&P Global, Inc.	13,900	2,029,261
State Street Corp.	170,485	15,297,619
UBS Group AG	325,600	5,528,688
		67,319,075
Consumer Finance (0.52%)
Capital One Financial Corp.	78,440	6,480,713

Diversified Financial Services (0.61%)
Voya Financial, Inc.	205,650	7,586,428

Insurance (4.10%)
The Allstate Corp.	82,200	7,269,768
American International Group, Inc.	112,956	7,062,009
Axis Capital Holdings Ltd.	89,225	5,769,288
Chubb Ltd.	114,800	16,689,624
Marsh & Mclennan Cos., Inc.	99,500	7,757,020
MetLife, Inc.	115,850	6,364,799
		50,912,508
HEALTH CARE (15.71%)
Biotechnology (3.51%)
AbbVie, Inc.	101,300	7,345,263
Alexion Pharmaceuticals, Inc.(b)	41,200	5,012,804
Amgen, Inc.	31,500	5,425,245
BioMarin Pharmaceutical, Inc.(b)	49,773	4,520,384
Celgene Corp.(b)	93,521	12,145,572
Regeneron Pharmaceuticals, Inc.(b)	18,636	9,152,885
		43,602,153
Health Care Equipment & Supplies (2.47%)
Abbott Laboratories	188,953	9,185,005
Baxter International, Inc.	141,700	8,578,518
Danaher Corp.	63,500	5,358,765

See Notes to Schedule of Investments and Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Medtronic PLC	86,200	$7,650,250
		30,772,538
Health Care Providers & Services (4.70%)
Acadia Healthcare Co., Inc.(a)(b)	230,393	11,376,806
Cardinal Health, Inc.	89,300	6,958,256
Cigna Corp.	29,625	4,958,929
Express Scripts Holding Co.(b)	190,404	12,155,391
McKesson Corp.	40,583	6,677,527
Quest Diagnostics, Inc.	72,300	8,036,868
UnitedHealth Group, Inc.	44,821	8,310,710
		58,474,487
Health Care Technology (0.71%)
Cerner Corp.(b)	133,617	8,881,522

Life Sciences Tools & Services (0.24%)
Illumina, Inc.(b)	16,895	2,931,620

Pharmaceuticals (4.08%)
Allergan PLC	23,234	5,647,953
Johnson & Johnson	58,500	7,738,965
Merck & Co., Inc.	113,300	7,261,397
Mylan NV(b)	154,448	5,995,672
Novartis AG(c)	73,000	6,093,310
Novo Nordisk AS(c)	185,081	7,938,124
Pfizer, Inc.	207,400	6,966,566
Zoetis, Inc.	49,000	3,056,620
		50,698,607
INDUSTRIALS (6.04%)
Aerospace & Defense (1.82%)
General Dynamics Corp.	38,000	7,527,800
Northrop Grumman Corp.	28,500	7,316,235
Raytheon Co.	48,100	7,767,188
		22,611,223
Commercial Services & Supplies (0.80%)
Waste Connections, Inc.	44,250	2,850,585
Waste Management, Inc.	97,200	7,129,620
		9,980,205
Machinery (1.52%)
Dover Corp.	92,275	7,402,300
Oshkosh Corp.	97,000	6,681,360
Parker‐Hannifin Corp.	15,070	2,408,487

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	13

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Machinery (continued)
Stanley Black & Decker, Inc.	17,198	$2,420,275
		18,912,422
Professional Services (0.23%)
TransUnion(b)	65,500	2,836,805

Road & Rail (1.26%)
J.B. Hunt Transport Services, Inc.	87,626	8,007,264
Kansas City Southern	73,151	7,655,252
		15,662,516
Trading Companies & Distributors (0.41%)
Fastenal Co.	117,400	5,110,422

INFORMATION TECHNOLOGY (23.16%)
Communications Equipment (0.55%)
Cisco Systems, Inc.	219,300	6,864,090

Electronic Equipment, Instruments & Components (0.23%)
Corning, Inc.	94,115	2,828,156

Internet Software & Services (4.20%)
Alphabet, Inc., Class C(b)	29,556	26,858,424
Facebook, Inc., Class A(b)	167,634	25,309,381
		52,167,805
IT Services (6.10%)
Alliance Data Systems Corp.	30,265	7,768,723
Automatic Data Processing, Inc.	83,862	8,592,501
Cognizant Technology Solutions Corp., Class A	123,305	8,187,452
FleetCor Technologies, Inc.(b)	67,119	9,679,231
Mastercard, Inc., Class A	43,800	5,319,510
PayPal Holdings, Inc.(b)	236,990	12,719,253
Visa, Inc., Class A	252,164	23,647,940
		75,914,610
Semiconductors & Semiconductor Equipment (1.60%)
Intel Corp.	360,266	12,155,375
Microchip Technology, Inc.	101,000	7,795,180
		19,950,555
Software (9.50%)
Adobe Systems, Inc.(b)	142,606	20,170,192
ANSYS, Inc.(b)	49,164	5,982,275
Autodesk, Inc.(b)	72,713	7,330,925
CA, Inc.	211,600	7,293,852

See Notes to Schedule of Investments and Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	118,600	$8,175,098
Oracle Corp.	344,900	17,293,286
Red Hat, Inc.(b)	77,181	7,390,081
Salesforce.com, Inc.(b)	255,117	22,093,132
SAP SE(c)	71,204	7,452,923
ServiceNow, Inc.(b)	78,681	8,340,186
Splunk, Inc.(b)	116,329	6,617,957
		118,139,907
Technology Hardware, Storage & Peripherals (0.98%)
Hewlett Packard Enterprise Co.	363,428	6,029,271
HP, Inc.	234,400	4,097,312
Seagate Technology PLC(a)	53,050	2,055,687
		12,182,270
MATERIALS (3.26%)
Chemicals (2.65%)
Air Products & Chemicals, Inc.	24,800	3,547,888
The Dow Chemical Co.	95,000	5,991,650
Ecolab, Inc.	78,105	10,368,439
EI du Pont de Nemours & Co.	91,600	7,393,036
PPG Industries, Inc.	51,500	5,662,940
		32,963,953
Construction Materials (0.61%)
Martin Marietta Materials, Inc.	34,100	7,589,978

REAL ESTATE (2.96%)
Equity Real Estate Investment Trusts (2.96%)
American Tower Corp.	98,350	13,013,672
Equinix, Inc.	37,566	16,121,825
Equity Residential	116,500	7,669,195
		36,804,692
TELECOMMUNICATION SERVICES (1.05%)
Diversified Telecommunication Services (1.05%)
AT&T, Inc.	174,900	6,598,977
Verizon Communications, Inc.	143,700	6,417,642
		13,016,619
UTILITIES (1.28%)
Electric Utilities (0.57%)
Edison International	91,200	7,130,928

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	15

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Gas Utilities (0.44%)
National Fuel Gas Co.	97,000	$5,416,480

Independent Power and Renewable Electricity Producers (0.27%)
AES Corp.	307,000	3,410,770

TOTAL COMMON STOCKS (COST OF $999,398,671)		1,211,557,265

SHORT TERM INVESTMENTS (4.05%)
MONEY MARKET FUND (2.50%)
State Street Institutional U.S. Government Money Market Fund, 0.88%(d) (COST OF $31,102,127)	31,102,127	31,102,127

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.55%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.02% (COST OF $19,266,749)	19,266,749	19,266,749

TOTAL SHORT TERM INVESTMENTS (COST OF $50,368,876)		50,368,876

TOTAL INVESTMENTS (101.48%) (COST OF $1,049,767,547)(e)		1,261,926,141

LIABILITIES IN EXCESS OF OTHER ASSETS (‐1.48%)		(18,411,447)

NET ASSETS (100.00%)		$1,243,514,694

NET ASSET VALUE PER SHARE (190,661,201 SHARES OUTSTANDING)		$6.52

See Notes to Schedule of Investments and Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2017 (Unaudited)

Notes to Schedule of Investments:

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $19,781,668.
(b)	Non-income producing security.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on June 30, 2017.
(e)	Cost of investments for federal income tax purposes is $1,050,803,713.

Gross unrealized appreciation and depreciation at June 30, 2017 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$255,380,771
Gross unrealized depreciation	(44,258,343)
Net unrealized appreciation	$211,122,428

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	17

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

ASSETS:
Investments at market value (Cost $1,049,767,547)	$1,261,926,141
Foreign Currency, at value (Cost $16,258)	16,258
Receivable for investment securities sold	613,672
Dividends and interest receivable	1,326,825
Tax reclaim receivable	79,152
Prepaid and other assets	128,459
TOTAL ASSETS	1,264,090,507

LIABILITIES:
Payable for investments purchased	29,866
Investment advisory fee payable	732,704
Payable for administration, pricing and bookkeeping fees	163,844
Payable for collateral upon return of securities loaned	19,266,749
Due to custodian	516
Accrued expenses	382,134
TOTAL LIABILITIES	20,575,813
NET ASSETS	$1,243,514,694

NET ASSETS REPRESENTED BY:
Paid‐in capital	$1,045,080,179
Distributions in excess of net investment income	(55,997,242)
Accumulated net realized gain on investments	42,271,146
Net unrealized appreciation on investments	212,160,611
NET ASSETS	$1,243,514,694

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	190,661,201
NET ASSET VALUE PER SHARE	$6.52

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $91,490)	$10,625,444
Securities lending income	83,246
TOTAL INVESTMENT INCOME	10,708,690

EXPENSES:
Investment advisory fee	4,338,180
Administration fee	1,084,808
Pricing and bookkeeping fees	99,423
Audit fee	24,982
Custodian fee	51,426
Insurance expense	27,487
Legal fees	189,773
NYSE fee	96,505
Shareholder communication expenses	45,659
Transfer agent fees	52,890
Trustees' fees and expenses	99,616
Miscellaneous expenses	90,013
TOTAL EXPENSES	6,200,762
NET INVESTMENT INCOME	4,507,928

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	43,779,226
Net realized gain on foreign currency transactions	1,603
Net change in unrealized appreciation on investments	76,635,195
Net change in unrealized appreciation on foreign currency transactions	2,017
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	120,418,041
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$124,925,969

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	19

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$4,507,928	$8,353,461
Net realized gain on investment transactions	43,780,829	77,632,902
Net change in unrealized appreciation on investments	76,637,212	987,445
Net Increase in Net Assets From Operations	124,925,969	86,973,808

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(49,254,284)	(8,327,978)
From net realized gains on investments	–	(71,261,720)
Tax return of capital	–	(9,746,264)
Total Distributions	(49,254,284)	(89,335,962)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	6,853,429	26,759,969
Net Increase in Net Assets	82,525,114	24,397,815

NET ASSETS:
Beginning of period	1,160,989,580	1,136,591,765
End of period (Includes distributions in excess of net investment income of $(55,997,242) and $(11,250,886), respectively)	$1,243,514,694	$1,160,989,580

See Notes to Financial Statements.

20	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after reimbursement
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's tender offer for shares at a price below net asset value, net of costs.
(c)
Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2017		For the Year Ended December 31,
(Unaudited)		2016	2015	2014	2013	2012
$6.13		$6.18	$6.84	$6.71	$5.35	$4.99

0.02		0.04	0.04	0.02	0.03	0.04
0.63		0.39	(0.19)	0.50	1.66	0.64
0.65		0.43	(0.15)	0.52	1.69	0.68

(0.26)		(0.05)	–	(0.08)	(0.31)	(0.32)
–		(0.38)	(0.51)	(0.30)	(0.04)	–
–		(0.05)	–	(0.01)	–	–
(0.26)		(0.48)	(0.51)	(0.39)	(0.35)	(0.32)
–		–	–	–	0.02	–
$6.52		$6.13	$6.18	$6.84	$6.71	$5.35
$5.66		$5.16	$5.35	$5.98	$5.97	$4.77

11.4	%(d)	9.1%	(1.0%)	8.9%	33.8%	14.7%
14.9	%(d)	6.1%	(2.0%)	7.0%	33.5%	20.9%

$1,244		$1,161	$1,137	$1,225	$1,177	$991
N/A		N/A	N/A	N/A	N/A	1.07%
1.03	%(e)	1.07%	1.04%	1.03%	1.05%	1.08%
0.75	%(e)	0.76%	0.60%	0.32%	0.44%	0.72%
10	%(d)	46%	76%	36%	41%	45%

Semi-Annual Report (Unaudited) | June 30, 2017	23

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All‐Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed‐end management investment company.

Investment Goal
The Fund seeks total investment return comprised of long‐term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares
The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over‐the‐counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a‐7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin‐offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the "Advisor"), Sub‐Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2017, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non‐cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re‐hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2017	25

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of June 30, 2017:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$19,781,668	$19,266,749	$947,756	$20,214,505

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2017:

	Remaining contractual maturity of the agreement

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$19,266,749	$–	$–	$–	$19,266,749
Total Borrowings					19,266,749
Gross amount of recognized liabilities for securities lending (collateral received)					$19,266,749

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,211,557,265	$–	$–	$1,211,557,265
Short Term Investment	31,102,127	–	–	31,102,127
Investments Purchased with Collateral from Securities Loaned	19,266,749	–	–	19,266,749
Total	$1,261,926,141	$–	$–	$1,261,926,141

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the six months ended June 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders
The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex‐date.

Semi-Annual Report (Unaudited) | June 30, 2017	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders
Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end; accordingly, tax basis balances have not been determined as of June 30, 2017.

The tax character of distributions paid during the year ended December 31, 2016 were as follows:

Distributions Paid From:	12/31/2016
Ordinary Income	$21,742,399
Long‐term capital gains	57,847,299
Return of Capital	9,746,264
Total	$89,335,962

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

As of June 30, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,050,803,713	$255,380,771	$(44,258,343)	$211,122,428

The differences between book‐basis and tax‐basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

The Fund elected to defer to the fiscal year ending December 31, 2017, late year ordinary losses in the amount of $238.

Federal Income Tax Status
For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee
ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2017 are reported on the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2017	29

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services
ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2017 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out‐of‐pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers
All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities
For the six months ended June 30, 2017, the cost of purchases and proceeds from sales of securities, excluding short‐term obligations, were $116,638,615 and $154,860,834, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2017 and year ended December 31, 2016, distributions in the amounts of $6,853,429 and $26,759,969, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,221,645 and of 5,387,206 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. TRUSTEES FEES

As of June 30, 2017, there were six Trustees, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Committee Chairman receives a quarterly retainer of $5,750; the Nominating and Governance Committee (“Nominating Committee”) Chairman receives a quarterly retainer of $5,000; and all other Independent Trustees receive a quarterly retainer of $4,500. Each Independent Trustee also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; and $1,000 for attendance by telephone for a special meeting. Each Audit Committee member receives $4,500 for attendance at an in person Audit Committee meeting and $1,000 for attendance at a telephonic Audit Committee meeting. Each Nominating Committee member receives $1,000 for attendance at an in person or telephonic Nominating Committee meeting. If an Audit Committee or Nominating Committee meeting is held in conjunction with a regular or special board meeting, the Trustees are only compensated for the regular or special board meeting. Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings. Trustees’ fees are allocated between the Fund and the Liberty All‐Star® Growth Fund, Inc. One-third of the Trustees’ fees are equally shared and the remaining two‐thirds are allocated based on each Fund’s proportionate share of total net assets. Trustees’ fees and expenses accrued by the Fund for the six months ended June 30, 2017 are reported on the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2017	31

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average
A price‐weighted measure of 30 U.S. blue‐chip companies.

Lipper Large‐Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three‐year weighted basis) above Lipper’s U.S. domestic equity large‐cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index
Measures the performance of those Russell 1000®companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 1000® Value Index
Measures the performance of those Russell 1000®companies with lower price‐to‐book ratios and lower forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 3000® Index
Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index
A large‐cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

32	www.all-starfunds.com

ALL STAR®
EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000802 8/31/2018

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2.  Code of Ethics.

Not Applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not Applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6.  Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2017, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

 Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. President (Principal Executive Officer)

Date:	August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. President (Principal Executive Officer)

Date:	August 31, 2017

By:	/s/ Kimberly R. Storms
Kimberly R. Storms Treasurer (Principal Financial Officer)

Date:	August 31, 2017